UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 1, 2002

(Date of earliest event reported)

Commission File Number 333-33121

LEINER HEALTH PRODUCTS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	95–3431709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

901 East 233rd Street, Carson, California 90745

(310) 835–8400

(Address and telephone number of principal executive offices)

Item 5.  Other Events

On January 28, 2002, Leiner Health Products Inc. (the “Company”) issued a press release (the "Press Release") announcing the appointment of Robert Reynolds as Chief Financial Officer of the Company effective immediately. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                (c)           Exhibits

                                99.1         Press Release dated January 28, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Leiner Health Products Inc.

By:	/s/ Robert Reynolds
Robert Reynolds
Executive Vice President and
Chief Financial Officer

Date: February 1, 2002